UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2013

            CARBONITE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35264	33-1111329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

        177 Huntington Avenue, Boston, Massachusetts 02115

(Address of principal executive offices, including ZIP code)

                    (617) 587-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §230.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §13e-4(c))

Item 8.01	Other Events.

On April 11, 2013, Carbonite, Inc. (the “Company”) filed the Proxy Statement for the Company’s 2013 Annual Meeting of Stockholders (the “Proxy Statement”) with the Securities and Exchange Commission (the “Commission”). William Phelan, the Company’s executive vice president of cloud backup, and Peter Lamson, the Company’s senior vice president of sales and marketing, are included for the first time as named executive officers of the Company, as set forth in the Compensation Discussion and Analysis section of the Proxy Statement.

Messrs. Phelan’s and Lamson’s respective offer letter agreements with the Company have not previously been filed with the Commission and are filed as Exhibits 99.1 and 99.2A-C, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Exhibits.

Exhibit Number	Description

99.1	Amended and Restated Offer Letter with William Phelan, dated May 8, 2012.

99.2A	Offer Letter with Peter Lamson, dated December 8, 2010.

99.2B	Amendment to Offer Letter with Peter Lamson, dated April 18, 2011.

99.2C	Amendment to Offer Letter with Peter Lamson, dated April 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized on April 11, 2013.

CARBONITE, INC.

By:	/s/ David Friend
Name: Title:	David Friend Chairman and Chief Executive Officer